UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
26North BDC, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

26NORTH BDC, INC.
600 Madison Avenue, 26th Floor
New York, NY 10022
April 15, 2024
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Meeting”) of 26North BDC, Inc. (the “Company”) to be held on June 5, 2024, at 10:00 a.m., Eastern Time. The Meeting will be conducted in a virtual meeting format only by means of a live webcast. Stockholders will not be able to attend the Meeting in person.
Stockholders of record at the close of business on March 28, 2024 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Annual Meeting and proxy statement. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available via the Internet. Your vote is very important to us.
You or your proxyholders will be able to attend the Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/26NP2024 and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Internet Availability of Proxy Materials you received.
The formal notice of the Meeting, proxy statement and proxy card accompanying this letter provide an outline of the business to be conducted at the meeting. Please read carefully these materials, as well as the Notice of Internet Availability of Proxy Materials that you received, so that you will know what we intend to act on at the Meeting. The Notice of Annual Meeting, proxy statement, proxy card and the Annual Report on Form 10-K are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains additional instructions, including how you can elect to receive a printed copy of the proxy statement and Annual Report.
The Meeting is being held to (i) elect the Class I director of the Company for a three-year term, expiring at the 2027 Annual Meeting of Stockholders of the Company, and until his successor is duly elected and qualified, (ii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and (iii) transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.
WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present at the virtual Meeting, you can vote your shares by following the instructions in the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone voting options as described on your proxy card, or to request, sign, date and return promptly a proxy card. If you have any questions regarding the proxy materials, please contact the Company at (212) 224-0626. Your prompt response will help reduce proxy costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.
Sincerely,

Brendan McGovern President and Chief Executive Officer
PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE VIA THE INTERNET OR TELEPHONE, OR REQUEST, SIGN, DATE AND RETURN A PROXY CARD TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

26NORTH BDC, INC.
600 Madison Avenue, 26th Floor
New York, NY 10022
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 5, 2024
April 15, 2024
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of 26North BDC, Inc. (the “Company”) that:
The 2024 Annual Meeting of Stockholders (the “Meeting”) will be held on June 5, 2024, at 10:00 a.m., Eastern Time for the following purposes (the “Proposals”):
1.	To elect the Class I director of the Company for a three-year term, expiring at the 2027 Annual Meeting of Stockholders of the Company, and until his successor is duly elected and qualified;
2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.	To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.
The Meeting will be conducted in a virtual meeting format only by means of a live webcast. You will not be able to attend the Meeting in person. You or your proxyholders will be able to attend the Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/26NP2024 and using a control number assigned by Broadridge Financial Solutions, Inc., which is included on the Notice of Internet Availability of Proxy Materials that you received.
The Board of Directors of the Company, including each of the independent directors, unanimously recommends that you vote “FOR” the election of the nominee as a Class I director and “FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.
Important notice regarding the availability of proxy materials for the Meeting to be held on June 5, 2024. We are furnishing the accompanying proxy statement and proxy card to our stockholders on the internet, as well as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, rather than mailing printed copies of these materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the foregoing materials unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may assess and review the proxy statement and vote your proxy. To receive a separate copy of the proxy statement, please contact the Company by calling (212) 224-0626 or by mail to the Company’s principal executive offices at 26North BDC, Inc., 600 Madison Avenue, 26th Floor, New York, NY 10022. If you have not received a copy of the Notice of Internet Availability of Proxy Materials and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.
The Meeting webcast will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions in your Notice of Internet Availability of Proxy Materials. Because the Meeting will be a completely virtual meeting, there will be no physical location for Stockholders to attend.
Stockholders of record at the close of business on March 28, 2024 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Your vote is extremely important to us. If you will not attend the virtual Meeting, we urge you to follow the instructions in the Notice of Internet Availability of Proxy Materials to vote your shares via the Internet or telephone voting options as described on your proxy card, or to request, sign, date and return promptly a proxy card. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.
By Order of the Board of Directors of 26North BDC, Inc.

Brendan McGovern
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN
To secure the largest possible representation at the Meeting, please follow the instructions in the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone or request, sign, date and return a proxy card so that you may be represented at the meeting. To vote via the Internet, please access the website found on your Notice of Internet Availability of Proxy Materials and follow the on-screen instructions on the website.
To vote by telephone, stockholders within the United States should call the toll-free number found on the website set forth in your Notice of Internet Availability of Proxy Materials and follow the recorded instructions. Stockholders outside the United States should vote via the Internet or by requesting a proxy card instead.
You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice of Internet Availability of Proxy Materials or a later-dated vote using the toll-free telephone number stated on the Notice of Internet Availability of Proxy Materials or (3) by attending the virtual Meeting and voting during the webcast.

i

ANNUAL MEETING
OF
26NORTH BDC, INC.
600 Madison Avenue, 26th Floor
New York, NY 10022
PROXY STATEMENT
April 15, 2024
This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of 26North BDC, Inc. (the “Company,” “we,” “our” and “us”) for use at the 2024 Annual Meeting of Stockholders (the “Meeting”), to be held on June 5, 2024, at 10:00 a.m., Eastern Time, and any postponement or adjournment thereof. The Meeting will be conducted in a virtual meeting format only by means of a live webcast. Stockholders will not be able to attend the Meeting in person. Only holders of record of our common stock at the close of business on March 28, 2024 (the “Record Date”) will be entitled to notice of and to vote at the virtual meeting.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide the holders of our shares of common stock (the “Stockholders”) access, via the Internet, to our proxy statement, including the proxy card (collectively, the “Proxy Statement”), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be distributed on or about April 15, 2024 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the Proxy Statement and Annual Report on a website referred to in the Notice or (2) request that a printed set of the Proxy Statement and Annual Report be sent, at no cost to them, by following the instructions in the Notice. You will need the 14-digit control number on your Notice to authorize your proxy for your shares through the Internet. If you have not received a copy of the Notice and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.
PURPOSE OF THE MEETING
The Meeting has been called for the following purposes:
1.	To elect the Class I director of the Company for a three-year term, expiring at the 2027 Annual Meeting of Stockholders of the Company, and until his successor is duly elected and qualified;
2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.	To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.
INFORMATION REGARDING ATTENDING THE MEETING
The Meeting will be held on June 5, 2024, at 10:00 a.m., Eastern Time. You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically at the meeting by going to www.proxyvote.com/26NP2024 and entering your control number, which is included on the Notice that you received. Because the Meeting is completely virtual and being conducted via live webcast, Stockholders will not be able to attend the Meeting in person.
We are pleased to offer our Stockholders a completely virtual Meeting, which provides worldwide access and communication. We are committed to ensuring that Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Stockholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit any inappropriate language and to exclude questions that are not pertinent to Meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

INFORMATION REGARDING THIS SOLICITATION
The Company will bear all costs and expenses related to the solicitation of proxies for the Meeting, including the cost of (i) preparing the proxy materials, (ii) preparing and disseminating the Notice and, if requested by certain stockholders, mailing the proxy materials and Annual Report to such stockholders and (iii) posting the proxy materials and the Annual Report to the internet. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of Broadridge’s services with respect to the Company are estimated to be approximately $15,900, plus reasonable out-of-pocket expenses.
The Company’s officers, and personnel of 26North Direct Lending LP (the “Adviser”), the Company’s investment adviser, and its affiliates, may solicit proxies by telephone, email, facsimile, or Internet. If the Company records votes through the Internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.
To vote by Internet or telephone, please use the control number on your Notice and follow the instructions as described on your Notice. If you would like to vote by mail, please follow the instructions provided on the Notice to request, sign, date and return promptly a proxy card. If you have any questions regarding the proxy materials, please contact the Company at (212) 224-0626. If your proxy has been received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions contained in your proxy card. If no instructions are marked, the shares of the Company’s common stock represented by the proxy will be voted “FOR” each of the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the virtual Meeting and voting during the webcast.
If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household materials, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of the Notice, the Company will deliver promptly a separate copy of the Notice, or if applicable, our Proxy Statement and our Annual Report to you upon written or oral request. To receive a separate copy of these documents, please contact the Company by calling (212) 224-0626 or by mail to the Company’s principal executive offices at 26North BDC, Inc., 600 Madison Avenue, 26th Floor, New York, NY 10022. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON JUNE 5, 2024
This Proxy Statement is available online at http://www.proxyvote.com (please have the control number found on your Notice ready when you visit this website).

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS AND
APPROVAL OF OTHER MATTERS AT THE MEETING
A quorum for the transaction of business at the Meeting is established by the presence, in person (virtually) or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 5,800,895 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.
Election of Director
For Proposal 1, the affirmative vote of a plurality of the shares of the Company’s common stock outstanding and entitled to vote thereon at the Meeting is required to elect the director nominee (i.e., the candidate receiving the most “for” votes will win the election). Under a plurality vote standard, nominees that receive the highest number of votes cast in an election will be elected regardless of whether they receive a majority of votes cast. In uncontested elections, such as the one described in this proxy statement, this means that a director can be elected with a single “for” vote. Stockholders may not cumulate their votes.
Ratification of Auditor
Approval of Proposal 2, the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes cast by all Stockholders present, in person (virtually) or by proxy, at the Meeting (i.e., the number of shares voted “for” the ratification of the appointment of Deloitte exceeds the number of votes “against” the ratification of the appointment of Deloitte & Touche LLP).
Broker Non-Votes
Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine proposal. As broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present for purposes of transacting business at the Meeting.
Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of the Class I director. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.
Proposal 2, the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.
Abstentions
Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on either Proposal.
Adjournment
If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairperson of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.
A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.

INFORMATION REGARDING SECURITY OWNERSHIP
Control Persons and Principal Stockholders
The following table sets forth, as of the Record Date, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominee), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power over such common stock. The percentage ownership is based on 5,800,895 shares of common stock outstanding as of the Record Date.
Ownership information for those persons who own, control or hold the power to vote, 5% or more of our shares is based upon Form 3 or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.
Name and Address(1)	Shares Owned(2)	Percentage
Interested Director
Brendan McGovern(3)	40,000	*
Independent Directors
Patrick Sullivan	—	—
Wendell E. Pritchett	—	—

Executive Officers
Andrew Rabinowitz	—	—
Frank Marra	400	*
Jonathan Landsberg	2,400	*
David Yu	8,400	*
Michael Mastropaolo	8,000	*
Jordan Walter	8,800	*
All officers and directors as a group (9 persons)	68,000	1.2%

5%+ Owners
Amwal Investments LLC(4)	1,000,000	17.2%
North Mentality Limited(5)	800,000	13.8%
North Giant Limited(6)	400,000	6.9%
Cliffwater Corporate Lending Fund(7)	400,000	6.9%
26N DL SPV LLC(8)	336,000	5.8%
*	Less than 1% of the total of the Company’s common stock outstanding as of the Record Date.
(1)	The address for each of the Company’s directors and executive officers is c/o 26North Direct Lending LP, 600 Madison Avenue, 26th Floor, New York, NY 10022.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(3)
The shares of common stock reported are directly held by BMM Income Fund LLC, for which voting and investment control are exercised by Brendan McGovern. As a result, Brendan McGovern may be deemed to share beneficial ownership of the shares of common stock directly held by BMM Income Fund LLC.

(4)	The address of Amwal Investments LLC is Al Bahr Towers, Sheikh Zayed Bin Sultan Street (Intersection with Shakhbout Bin Sultan Street – 19th Street), PO BOX 61999, Abu Dhabi, United Arab Emirates.
(5)
The address of North Mentality Limited is PO Box 186, Royal Chambers, St Julian’s Avenue, St Peter Port, Guernsey GY1 4HP. North Mentality Limited is the record holder of the shares of Common Stock reported herein. Marco Dunand is the sole stockholder of North Mentality Limited. As a result, Marco Dunand may be deemed to share beneficial ownership of the shares of Common Stock directly held by North Mentality Limited.

(6)
The address of North Giant Limited is PO Box 186, Royal Chambers, St Julian’s Avenue, St Peter Port, Guernsey GY1 4HP. North Giant Limited is the record holder of the shares of Common Stock reported herein. Daniel Jaeggi is the sole stockholder of North Mentality Limited. As a result, Marco Dunand may be deemed to share beneficial ownership of the shares of Common Stock directly held by North Giant Limited.

(7)
The address of Cliffwater Corporate Lending Fund is c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Cliffwater Corporate Lending Fund is the direct holder of the shares of common stock reported. Cliffwater LLC is the investment adviser of Cliffwater Corporate Lending Fund and Stephen Nesbitt is the Chief Executive Officer of Cliffwater LLC. As a result, Cliffwater LLC and Mr. Nesbitt may be deemed to share beneficial ownership of the shares of Common Stock directly held by Cliffwater Corporate Lending Fund.

(8)
The shares of common stock reported are directly held by 26N DL SPV LLC, for which voting and investment control are exercised by Joshua Harris. As a result, Joshua Harris may be deemed to share beneficial ownership of the shares of common stock directly held by 26N DL SPV LLC.

Dollar Range of Equity Securities Beneficially Owned by Directors
The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Director
Brendan McGovern	Over $100,000

Independent Directors
Patrick Sullivan	None
Wendell E. Pritchett	None
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is the product obtained by multiplying the net asset value per share of the Company’s common stock as of December 31, 2023 times the number of shares of the Company’s common stock beneficially owned.

PROPOSAL 1:
ELECTION OF THE CLASS I DIRECTOR
At the Meeting, Stockholders will be asked to consider the election of the Class I director of the Company. The Board currently consists of three members, two of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company (each such Board member, an “Independent Director”). The Board may modify the number of its members in accordance with the Company’s amended and restated bylaws, except that no decrease in the number of directors shall shorten the term of any incumbent director. The 1940 Act requires that the Company maintain a majority of directors on the Board that are Independent Directors.
Under the Company’s amended and restated charter, directors are divided into three classes, comprised of one Class I director, one Class II director and one Class III director. At each annual meeting of the Company’s stockholders, the successors to the directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of the director’s election and when such successor has been duly elected and qualifies or any director’s earlier resignation, removal from office, death or incapacity.
Mr. McGovern, the Chair of the Board and a Class I director, has been nominated for re-election to the Board for a three-year term expiring at the 2027 Annual Meeting of Stockholders of the Company. Mr. McGovern has consented to his nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, Mr. McGovern is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute. Mr. McGovern is not being proposed for election pursuant to any agreement or understanding between him and the Company. Mr. McGovern, a Senior Partner and the Head of Direct Lending at 26North Partners LP (together with its affiliates, “26North”), is an “interested person” of the Company because of his affiliation with 26North.
Information concerning the nominee and other relevant factors is provided below. Stockholders may vote their shares “For” or “Against,” or may abstain from voting with respect to, the election of the nominee by properly voting by proxy over the internet or by telephone following the instructions in the Notice or by requesting, signing, dating and returning a proxy card as soon as possible. Unless contrary instructions are specified, if a proxy is executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the nominee.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE LISTED ABOVE.
Information about the Nominee and Directors
Set forth below are the names of the Class I nominee and the directors whose terms of office will continue after the Meeting, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Additional information regarding each director and the nominee for director (supplementing the information provided in the table), including certain of the specific experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure, follows the table.
Name, Address, and Age(1)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Class I Interested Director (Nominee for Term Expiring in 2027)

Brendan McGovern* (born 1971)	Director since 2023	Senior Partner and Head of Direct Lending, 26North Partners LP (since 2022); Partner, Head of Goldman Sachs Asset Management LP (“GSAM”), Private Credit	Director, MN8 Energy LLC

Name, Address, and Age(1)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Group (“GSAM PCG”); Co-Head of GSAM Credit Alternatives, Goldman Sachs Asset Management LP (2006-2021).

Class II Independent Director (Term Will Expire in 2025)

Patrick Sullivan (born 1960)	Director since 2023	Sole Owner and Chief Executive Officer, SLN Advisors LLC (since 2021); Partner, PricewaterhouseCoopers LLP (1993-2020).	Director, Allego N.V.

Class III Independent Director (Term Will Expire in 2026)

Wendell E. Pritchett† (born 1964)	Director since 2024
Riepe Presidential Professor of Law and Education at the University of Pennsylvania (since 2014); Interim President, University of Pennsylvania (February-June 2022); University Provost, University of Pennsylvania (2017-2021).
Director, Clarivate plc; Director, Toll Brothers, Inc.
*	Director Nominee
†
On March 5, 2024, the Board, upon the recommendation of the Nominating and Governance Committee, appointed Wendell E. Pritchett as a Class III director of the Company, the Chair of the Nominating and Governance Committee and a member of the Audit Committee.

(1)	The address of all directors is c/o 26North BDC, Inc., 600 Madison Avenue, 26th Floor, New York, NY 10022.
(2)
Except as set forth in this table, no current director of the Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the 1940 Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Interested Director Nominee
Brendan McGovern. Mr. McGovern is President and Chief Executive Officer of the Company and a Senior Partner and the Head of Direct Lending at 26North. Prior to joining 26North in 2022, Mr. McGovern was a Partner and the Head of GSAM PCG, and chaired the GSAM PCG investment committee from 2013 to 2021. He was also the Co-Head of the GSAM Credit Alternatives investment team. At GSAM, Mr. McGovern helped launch and lead the firm’s business development company (“BDC”) platform, as President and CEO of GSBD and four other private BDCs. Under Mr. McGovern’s leadership, GSAM PCG deployed over $14 billion in capital into private credit investments. Prior to joining GSAM in 2006, Mr. McGovern served as a Managing Director in the Global Investment Group at Amaranth Advisors, where he focused on a variety of corporate credit investment opportunities, including private placements of debt and equity-linked securities, stressed and distressed investing and merger arbitrage. Mr. McGovern received a BS from Villanova University and an MBA from the Stern School of Business at New York University. He is a member of the board of directors for MN8 Energy, one of the largest independent solar energy producers in the United States. He serves on the Board of Directors at the Oxalosis and Hyperoxaluria Foundation, a non-profit organization focused on a rare liver and kidney disease affecting children.

The Company believes Mr. McGovern’s extensive experience in the investment industry and expertise in private credit investments provide him with an important skill set and knowledge base relevant to our operations, which make him well qualified to serve as a member of our Board.
Independent Directors
Patrick Sullivan. Mr. Sullivan served as a partner of PricewaterhouseCoopers LLP from 1993 until his retirement in 2020. From 2014 to 2020, Mr. Sullivan led PricewaterhouseCoopers LLP’s New York market private equity practice. Over his career, he primarily led teams in assisting global private equity and corporate clients in their evaluation of potential transactions across a wide range of industries, including consumer, energy, technology, business services and industrials. In addition, Mr. Sullivan worked extensively with portfolio companies on financings, operational improvements, and public and private exits. Mr. Sullivan received a B.S. in Business Administration from the University of Maryland.
The Company believes Mr. Sullivan’s expertise in accounting and extensive experience in the financial services sector provide him with an important skill set and knowledge base relevant to our operations, which make him well qualified to serve as a member of our Board.
Wendell E. Pritchett. Dr. Pritchett is the Riepe Presidential Professor of Law and Education at the University of Pennsylvania. Dr. Pritchett served as the Interim President of the University of Pennsylvania from February 2022 to June 2022, and as the University Provost from 2017 to 2021. He first joined the University of Pennsylvania Carey Law School faculty in 2002, and served as Interim Dean and Presidential Professor from 2014 to 2015 and as associate dean for academic affairs from 2006 to 2007. Dr. Pritchett also served as Chancellor of Rutgers-Camden from 2009 to 2014. During the past 15 years, Dr. Pritchett has served in various leadership roles at nonprofit organizations. He is a member of the board of directors of Toll Brothers, Inc., a publicly traded real estate development company, and Clarivate plc, a publicly traded information services company. Dr. Pritchett earned a B.A. in political science from Brown University in 1986, a J.D. from Yale Law School in 1991 and a Ph.D. in history from the University of Pennsylvania in 1997.
The Company believes Dr. Pritchett’s extensive experience in academia and as a board member of public companies provides him with an important skill set and knowledge base relevant to our operations, which make him well qualified to serve as a member of our Board.
Compensation
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Investment Advisory Agreement, Resource Sharing Agreement and the Administration Agreement, as applicable. Our day-to-day investment and administrative operations are managed by the Adviser and Administrator, respectively. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates.
None of our executive officers will receive direct compensation from us. We will bear our allocable portion of the costs of the compensation, benefits and related administrative expenses (including travel expenses) of our officers who provide operational, administrative, legal, compliance, finance and accounting services to the Company, including our chief compliance officer and chief financial officer, their respective staffs and other professionals who provide services to the Company (including, in each case, employees of the Adviser or an affiliate) and assist with the preparation, coordination, and administration of the foregoing or provide other “back-office” or “middle-office” financial or operational services to the Company. For the avoidance of doubt, we will reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to such individuals (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company and in acting on behalf of the Company).

Director Compensation
The following table sets forth the compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2023. No compensation is paid by the Company to any director that is an “interested person” of the Company or any executive officer of the Company. Brendan McGovern is an interested director and, as such, does not receive compensation from the Company for his service as a director.
Name(1)	Fees Earned or Paid in Cash	All Other Compensation	Total
Wendell E. Pritchett(2)	—	—	—
Patrick Sullivan	$20,000	—	$20,000
Arthur M. Wrubel(3)	$20,000	—	$20,000
(1)
There were no outstanding equity awards held by our non-employee trustees as of December 31, 2023. The Company has not awarded any portion of the fees earned by its directors in stock or options. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

(2)
Dr. Pritchett was appointed by the Board of Directors as a Class III director of the Company on March 5, 2024. He did not receive any compensation from the Company during the fiscal year ended December 31, 2023.

(3)
Mr. Wrubel resigned from the Board of Directors of the Company, and from each of the committees of the Board of Directors on which he served, on March 5, 2024. Mr. Wrubel’s resignation was not due to a disagreement with the Company on any matter relating to its operations, policies, or practices.

Narrative Disclosure to Director Compensation Table
Each Independent Director is compensated with an annual retainer of $70,000. The Independent Directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board and committee meeting, both in person and virtually. In addition, the Chair of the Audit Committee receives an additional annual retainer of $10,000 and the Chair of the Nominating and Governance Committee receives an annual retainer of $10,000. During the fiscal year ended December 31, 2023, Mr. Sullivan served as Chair of the Audit Committee and Mr. Wrubel served as Chair of the Nominating and Governance Committee.
It is the responsibility of the Independent Directors to review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors may use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.
Board Composition and Leadership Structure
The business and affairs of the Company are managed under the oversight of the Board. The Company has entered into the Investment Advisory Agreement, effective as of September 6, 2023 (the “Investment Advisory Agreement”), by and between the Company and the Adviser, pursuant to which the Adviser manages the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers for our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our amended and restated charter. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
Under the Company’s amended and restated bylaws, the Board may designate a chairperson to preside over the meetings of the Board and meetings of Stockholders and to perform such other duties as may be assigned to the Chair by the Board. The Company has not adopted a formal policy as to whether the chairperson of the Board should be an independent director. We believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our and our Stockholders’ best interests at such times. The Board has appointed Mr. McGovern to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.
The Company is subject to a number of risks, including investment, compliance, operational, conflicts of interests and valuation risks, among others. Risk oversight forms part of our general oversight by the Board and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by us and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Board has established an Audit Committee and a Nominating and Governance Committee. The scope of each committee’s responsibilities is discussed in greater detail below.
The Board does not currently intend to establish a compensation committee because the Company’s executive officers do not receive any direct compensation from the Company. As discussed in “Director Compensation,” above, it is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation.
Presently, Mr. McGovern serves as the Chair of the Board. Mr. McGovern’s familiarity with 26North’s investment platform and extensive knowledge of the financial services industry qualify him to serve as the Chair. The Company believes that it is best served through this existing leadership structure, as Mr. McGovern’s relationship with 26North provides an effective bridge and encourages an open dialogue between 26North and the Board.
The Board held three meetings in 2023. Each director, including the director nominee, that was a member of the Board during the fiscal year ended December 31, 2023 attended 100% of the number of meetings of the Board and of the respective committees on which he served.
Committees of the Board of Directors
Audit Committee
During the fiscal year ended December 31, 2023, the members of the Audit Committee were Messrs. Sullivan and Wrubel. The current members of the Audit Committee are Mr. Sullivan and Dr. Pritchett, each of whom is an Independent Director and meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Mr. Sullivan serves as Chair of the Audit Committee. The Board and the Audit Committee have determined that Mr. Sullivan is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act.
In accordance with its written charter, the Audit Committee, among other things, (a) assists the Board with oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) acts as a liaison between our independent registered public accounting firm and the Board; and (g) conducts reviews of any potential related party transactions brought to its attention and, during these reviews, considers any conflicts of interest brought to its attention.

The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring:
•	the quality and integrity of our financial statements;
•	the adequacy of our system of internal controls;
•	the review of the independence and performance of, as well as communicate openly with, our independent registered public accounting firm; and
•	the performance of our internal audit function and our compliance with legal and regulatory requirements.
The Audit Committee also monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of our investments; reviews and approves recommendations by the Adviser for changes to our valuation policies for submission to the Board for its approval; reviews the Adviser’s presentations on valuation, including valuations from any independent valuation firm; and oversees the implementation of our valuation procedures by the Adviser.
The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement.
The Audit Committee held two meetings in 2023 and all members were in attendance at each meeting.
Nominating and Governance Committee
During the fiscal year ended December 31, 2023, the members of the Nominating and Governance Committee were Messrs. Sullivan and Wrubel. The current members of the Nominating and Governance Committee are Dr. Pritchett and Mr. Sullivan, each of whom is an Independent Director. During the fiscal year ended December 31, 2023, Mr. Wrubel served as Chair of the Nominating and Governance Committee. Currently, Dr. Pritchett serves as Chair of the Nominating and Governance Committee.
In accordance with its written charter, the Nominating and Governance Committee recommends to the Board persons to be nominated by the Board for election at our meetings of Stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between Stockholder meetings. The Nominating and Governance Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating and Governance Committee considers for nomination to the Board candidates submitted by Stockholders or from other sources it deems appropriate.
The Nominating and Governance Committee operates pursuant to a written charter, a copy of which is attached as Appendix B to this Proxy Statement.
The Nominating and Governance Committee held one meeting in 2023 and all members were in attendance.

Information about Executive Officers who are not Directors
Set forth below is certain information about the Company’s executive officers who are not directors:
Name	Year of Birth	Position	Officer Since
Andrew Rabinowitz	1971	Chief Legal Officer	2023
Frank Marra	1979	Chief Compliance Officer	2023
Jonathan Landsberg	1984	Chief Financial Officer and Treasurer	2023
David Yu	1981	Vice President	2023
Michael Mastropaolo	1979	Vice President	2023
Jordan Walter	1979	Vice President	2023
The address for each executive officer is c/o 26North Direct Lending LP, 600 Madison Avenue, 26th Floor, New York, NY 10022. Each officer holds office at the pleasure of the Board until the next election of officers or until his successor is duly elected and qualifies.
Andrew Rabinowitz. Mr. Rabinowitz is Chief Legal Officer of the Company and a Partner at 26North, where he is responsible for legal, compliance, finance and operations. Prior to joining 26North in 2023, Mr. Rabinowitz was Co-Chief Executive Officer at K2 Intelligence Holdings, Inc., a premier global risk advisory firm focusing on asset management, ESG and risk mitigation, doing business as K2 Integrity, which he joined in 2021. Previously, Mr. Rabinowitz spent nearly 20 years at Marathon Asset Management, where he served as the President and Chief Operating Officer. During his tenure, he helped Marathon expand from an early-stage investment firm to a global entity with over $24 billion in assets under management. Mr. Rabinowitz was responsible for overseeing Marathon’s investment relations, business development, and day-to-day activities, such as operations, legal, compliance, and technology. He established global policies and procedures, financial controls, and external codes of conduct. He also led the process for the US Treasury’s investment in Marathon as part of the Public Private Investment Partnership (PPIP) program after the Great Recession of 2008. Before joining Marathon, Mr. Rabinowitz worked as a lawyer specializing in hedge funds and asset management at Schulte, Roth & Zabel. He also worked at Ernst & Young as a certified public accountant (CPA) focused on hedge funds, asset management, and broker-dealers. Mr. Rabinowitz co-founded The R Baby Foundation, which has helped over one million children by improving pediatric emergency care, training, research, treatment, equipment, and education in the United States. R Baby Foundation’s grant with Yale University won a Presidential Citation. Mr. Rabinowitz holds a J.D. from Fordham University School of Law and a B.B.A. in Accounting from Pace University, where he graduated magna cum laude. He is a CPA in New York and Maryland, and he is admitted to practice law in New York and Washington, D.C.
Frank Marra. Mr. Marra is Chief Compliance Officer of the Company and a Partner, Chief Financial Officer and Chief Compliance Officer at 26North, where he oversees 26North’s finance, operations, compliance and technology platforms. Prior to joining 26North in 2022, Mr. Marra was the Chief Financial Officer and Treasurer of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. since 2014 and a Managing Director in the Finance Department at Apollo Global Management. Mr. Marra joined Apollo in 2009. Prior to Apollo, Mr. Marra was a Vice President at Lehman Brothers, where he was a part of the Structured Credit Group within Private Equity Finance. Prior to Lehman Brothers, Mr. Marra was a Vice President at Stone Tower Capital. Mr. Marra began his career in 2001 at PricewaterhouseCoopers LLP, where he was a Manager in the Investment Company practice, specializing in Alternative Investments. Mr. Marra received a BS in Accounting, Finance and a Minor in Economics from Syracuse University.
Jonathan Landsberg. Mr. Landsberg is Treasurer and Chief Financial Officer of the Company and a Managing Director at 26North and the Chief Financial Officer of 26North’s Direct Lending platform. Before joining 26North in 2023, Mr. Landsberg was a Managing Director at Barings LLC, a global investment management firm, which he joined in 2018. He served as an executive officer across Barings’ BDC franchise, including Chief Financial Officer of Barings BDC, Inc. (NYSE: BBDC) and Barings Capital Investment Corporation, and President and Chief Financial Officer of Barings Private Credit Corporation. Mr. Landsberg was formerly a board member and served on the Investment Committee of Eclipse Business Capital, a leading asset-based lending platform that provides financing to middle-market borrowers in the U.S. and Canada. He also served on the investment committee of the Barings Global Private Structured Finance Group. Further, Mr. Landsberg held positions in several BDC-affiliated joint ventures, including Principal of Jocassee Partners LLC, and board member of Banff Partners LP, Thompson Rivers LLC, and Waccamaw River LLC. Prior to joining Barings in 2018, Mr. Landsberg was a Fixed Income Research

Analyst at Wells Fargo Securities, covering the bank and specialty finance sectors. He also spent eight years at Merrill Lynch/Bank of America in roles across debt origination and syndicated lending. Mr. Landsberg holds BA degrees in Engineering Sciences and Economics from Dartmouth College, and he is a member of the CFA Institute.
David Yu. Mr. Yu is a Vice President of the Company and a Partner at 26North and the Head of Credit for the Direct Lending business. Prior to joining 26North in 2023, Mr. Yu was a Managing Director at GSAM, where he was an investment committee member of GSAM PCG, Executive Vice President of GSBD and the Head of Research for GSAM PCG. David was primarily responsible for underwriting, portfolio management and operations for all of GSAM PCG’s investment vehicles. Prior to joining GSAM in 2006, Mr. Yu was an Associate in the Global Investments Group at Amaranth Advisors, where he worked with public and private issuers to structure and execute debt and equity financings. Mr. Yu began his career as a Financial Analyst at CIBC World Markets, where he worked in the Leveraged Finance and Sponsor Coverage Group. Mr. Yu received a BS in Engineering, School of Engineering and Applied Science and a BS in Economics from University of Pennsylvania’s Wharton School of Business.
Michael Mastropaolo. Mr. Mastropaolo is a Vice President of the Company and a Partner at 26North and the Co-Head of Origination for the 26North Direct Lending business. Prior to joining 26North in 2023, Mr. Mastropaolo was a Managing Director at GSAM where he was an investment committee member of GSAM PCG, Executive Vice President of GSBD and the Co-Head of Origination for GSAM PCG. Mr. Mastropaolo was responsible for origination, execution, and portfolio management for all of GSAM PCG’s investment vehicles. Prior to joining GSAM in 2016, Mr. Mastropaolo spent 5 years at Golub Capital, where he originated, executed, and monitored investments. Collectively, Mr. Mastropaolo has 20 years of middle market direct lending experience with prior roles at The Bank of Ireland’s US Merchant Banking Group, FirstLight Financial Corporation and GE Capital. Mr. Mastropaolo received a Bachelor’s degree in Finance from Bentley University.
Jordan Walter. Mr. Walter is a Vice President of the Company and a Partner at 26North and the Co-Head of Origination for the 26North Direct Lending business. Prior to joining 26North in 2023, Mr. Walter was a Managing Director at GSAM where he was an investment committee member of GSAM PCG, Executive Vice President of GSBD and the Co-Head of Origination for GSAM PCG. Mr. Walter was responsible for origination, execution, and portfolio management for all of GSAM PCG’s investment vehicles. Prior to joining GSAM in 2014, Mr. Walter spent 8 years at MCG Capital, where he originated, executed, and monitored investments in junior capital and control investments in lower middle market companies. Collectively, Mr. Walter has 18 years of middle market direct lending experience. Mr. Walter began his career at NBC Universal, as part of GE’s Financial Management Program. Mr. Walter received a Bachelor’s degree in Finance from Virginia Tech.
Certain Relationships and Related Party Transactions
Investment Advisory Agreement
We have entered into an Investment Advisory Agreement with the Adviser pursuant to which we pay management fees and incentive fees to the Adviser. In addition, pursuant to the Investment Advisory Agreement, we will reimburse the Adviser for certain expenses as they occur. Unless earlier terminated, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders or a Majority of the Outstanding Shares of common stock and, in each case, a majority of the Independent Directors. “Majority of the Outstanding Shares” means the lesser of (1) 67% or more of the outstanding shares of Common Stock present at a meeting, if the holders of more than 50% of the outstanding shares of Common Stock are present or represented by proxy or (2) a majority of outstanding shares of Common Stock.
Administration Agreement
We have entered into an Administration Agreement under which 26North Direct Lending Administration LLC (the “Administrator”) furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to the Stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the dissemination of reports to the Stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Expense Support Agreement
We have entered into an Expense Support Agreement with the Adviser, pursuant to which the Adviser may elect to pay certain of our expenses on our behalf. The Adviser has elected to pay certain of our expenses and may in the future elect to pay additional expenses on our behalf. The Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds exceed the cumulative distributions accrued to Stockholders, subject to the terms of the Expense Support Agreement. “Available Operating Funds” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
Trademark License Agreement
We have entered into a Trademark License Agreement with 26North Partners LP, pursuant to which we have been granted a non-exclusive license to use the names “26N” and “26North.” Under the Trademark License Agreement, we have a right to use the 26N and 26North names for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “26N” or “26North” name or logo.
Resource Sharing Agreement
The Adviser has entered into a Resource Sharing Agreement with 26North Partners LP, pursuant to which 26North will provide the Adviser with experienced investment professionals and access to the resources of 26North so as to enable the Adviser to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, the Adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of 26North’s investment professionals.
Loan and Security Agreement
On October 18, 2023 we entered into, through 26N DL Funding 1 LLC, a Delaware limited liability company and our wholly owned subsidiary (the “Financing SPV”), a Loan and Security Agreement by and among the Company, the Financing SPV, JPMorgan Chase Bank, National Association, as lender and administrative agent for the lender parties thereto from time to time, and the other parties thereto, including 26N DL SPV, LLC (“26N DL SPV”), an entity that holds more than 5% of our outstanding shares of common stock and is affiliated with Joshua Harris, the Founder of 26North, providing for a senior secured revolving credit facility to the Financing SPV of $200 million (as of October 18, 2023, and thereafter increasable to up to $800 million subject to the satisfaction of various conditions, including availability under the borrowing base, which is based on a combination of unfunded capital commitments and loan collateral) and is secured, in part, by a pledge of all of the unfunded capital commitments made to us by 26N DL SPV (the “JPM Facility”). The Adviser serves as the portfolio manager under the JPM Facility. Proceeds from borrowings under the JPM Facility are expected to be used to facilitate investments and for the timely payment of the Financing SPV’s expenses, and to make certain permitted distributions to the Company.
Co-Investment Opportunities
As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the Investment Company Act, such as the Adviser and its affiliates, unless we obtain an exemptive order from the SEC.
We rely on exemptive relief that has been granted by the SEC to us, the Adviser and certain affiliates to co-invest with other funds managed and accounts by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our Stockholders and do not involve overreaching of us or our Stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our Stockholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser’s investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.
Related Party Transaction Review Policy
The Audit Committee reviews and approves any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of our directors and executive officers will complete a questionnaire on an annual basis designed to elicit information about any potential related party transactions.
Proxy Voting by the Adviser
Our Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including us, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by our Adviser with respect to securities held by us may benefit the interests of 26North and funds and accounts other than us.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At a meeting held on March 5, 2024, the Audit Committee of the Board selected and recommended, and the Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2024, the Audit Committee and the Board will reconsider the continued retention of Deloitte & Touche LLP.
Representatives of Deloitte & Touche LLP are expected to be available telephonically during the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of Deloitte & Touche LLP will be given the opportunity to make statements at the Meeting, if they so desire.
Fees
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Deloitte & Touche LLP for professional services performed for the year ended December 31, 2023 and for the period from October 13, 2022 (formation) through December 31, 2022:
	For the Year ended December 31, 2023	For the Period from October 13, 2022 (formation) through December 31, 2022
Audit Fees(1)	$146,000	—
Audit-Related Fees(2)	$1,895	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$147,895	—
(1)
Fees included in the “audit fees” category are those associated with audits of the Company’s financial statements and services that are normally provided in connection with statutory and regulatory filings.

(2)
“Audit-Related fees” are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)
Fees included in the “tax fees” category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns. No tax fees were billed by Deloitte & Touche LLP to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the periods presented herein.

(4)
No fees were billed by Deloitte & Touche LLP for products and services provided to the Company, other than the services reported under the captions “Audit Fees” and “Audit-Related Fees” above. No other fees were billed by Deloitte & Touche LLP to the Adviser, and any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the periods presented herein.

Aggregate Non-Audit Fees
No non-audit fees were billed to the Adviser and service affiliates by Deloitte & Touche LLP for non-audit services for the period from October 13, 2022 (formation) through December 31, 2022 and for the year ended December 31, 2023. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.
Pre-Approval of Audit and Non-Audit Services Provided to the Company
The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which permissible services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by one or more members of the Audit Committee to whom the Audit Committee has delegated authority. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are compatible with maintaining auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

Pre-Approval of Non-Audit Services Provided to the Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.
The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Deloitte & Touche LLP. Deloitte & Touche LLP did not provide any audit-related services, tax services or other non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Audit Committee Report(1)
The following is the report of the Audit Committee of 26North BDC, Inc. (the “Company”) with respect to the Company’s audited financial statements as of December 31, 2023 (the “Audited Financial Statements”).
The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 1301, as modified or supplemented; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
The Audit Committee
Patrick Sullivan, Chair
Wendell E. Pritchett, Member
Dated: March 5, 2024
(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Andrew Rabinowitz and Jonathan Landsberg, who are the persons named as proxies.
COMMUNICATIONS WITH THE BOARD
All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chair or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chair or to the individual director, c/o 26North Direct Lending LP, 600 Madison Avenue, 26th Floor, New York, NY 10022.
ANNUAL AND QUARTERLY REPORTS
Copies of the Company’s Annual Reports on Form 10-K and Current Reports on Form 8-K are available, and copies of the Company’s Quarterly Reports on Form 10-Q will be available, without charge, upon request by calling the Company at (212) 224-0626 or by writing to the Company. Please direct your written request to the Secretary of the Company, c/o 26North BDC, Inc., 600 Madison Avenue, 26th Floor, New York, NY 10022. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.
CORPORATE GOVERNANCE
Code of Ethics
We and the Adviser have each adopted a joint code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act of 1940, as amended, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The joint code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics which applies to, among others, our Chief Executive Officer and Chief Financial Officer. We intend to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K. Our Code of Business Conduct and Ethics is filed as an exhibit to the Annual Report.
ADDITIONAL INFORMATION
The principal address of the Adviser is 26North Direct Lending LP, 600 Madison Avenue, 26th Floor, New York, NY 10022.
The principal address of the Administrator is 26North Direct Lending Administration LLC, 600 Madison Avenue, 26th Floor, New York, NY 10022.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2025 Annual Meeting of Stockholders will be held in June 2025, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company, c/o 26North BDC, Inc., 600 Madison Avenue, 26th Floor, New York, NY 10022. Notices of intention to present proposals, including nomination of a director, at the 2025 Annual Meeting of Stockholders must be received by the Company no earlier than November 16, 2024 and no later than 5:00 p.m., Eastern Time, on December 16, 2024. If the 2025 Annual Meeting of Stockholders is scheduled to be held on a date more than 30 days prior to or after such anniversary date, stockholder proposals or director nominations must be received no later than the 10th day following the day on which such notice of the date of the 2025 Annual Meeting of Stockholders was mailed or such public disclosure of the date of the 2025 Annual Meeting of Stockholders was made. Proposals and nominations must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information and representations.
Stockholders who do not expect to virtually attend the Meeting and who wish to have their shares voted are requested to vote by following the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request to vote by mail, sign, date, and return a proxy card so that you may be represented at the Meeting. No postage is required if the proxy card is mailed in the United States. If you have any questions regarding the proxy materials, please contact the Company at (212) 224-0626.

Appendix A

Audit Committee Charter
Purpose
The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of the 26North BDC, Inc. (the “Company”) to monitor (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications, performance and independence and (3) the compliance by the Company with legal and regulatory requirements.
Committee Membership and Function
The Committee shall at all times have at least two members and be composed solely of Independent Board Members. “Independent Board Members” are members of the Board who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations of the Securities and Exchange Commission ( the “SEC”). The Board shall designate the members of the Committee. The Board shall have the power at any time to change the membership of the Committee, to fill all vacancies except as may be permitted under the “Committee Meetings” section of this Charter, and to designate alternate members to replace any absent or disqualified members, so long as the Committee shall at all times have at least two members and be composed solely of Independent Board Members. The members of the Committee shall select its Chair.
The Committee shall endeavor to maintain at least one member who qualifies as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002 and rules adopted thereunder from time to time (“Sarbanes-Oxley Act”).
Notwithstanding the foregoing, (i) the Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, (ii) all members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and (iii) no member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three fiscal years.
Committee Authority and Responsibilities
The role of the Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Committee, as representatives of the Company’s stockholders.
Committee members are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. It shall not be the duty or the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. The Committee shall be entitled to rely on (a) the integrity of those persons from which they receive information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.
The Committee shall be given the resources and authority to discharge its responsibilities, including the authority to retain experts, independent counsel or consultants at the expense of the Company.
[1]
For purposes of this Charter, the term management means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).

The responsibilities of the Committee are:
Retention of Independent Accountants and Approval of Services
1.
To select or retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

2.
To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the 1934 Act, and as otherwise required by law.2

3.
The Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting.

Oversight of the Company’s Relationship with the Independent Accountants
1.	To obtain and review a report from the independent accountants at least annually regarding:
(a)	the independent accountants’ internal quality-control procedures;
(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)	any steps taken to deal with any such issues; and
(d)	all relationships between the independent accountants and the Company.
2.	To evaluate the qualifications, performance and independence of the independent accountants, including:
(a)	evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;
(b)	considering whether the accountant’s quality controls are adequate;
(c)	considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and
(d)	taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).
3.
To ensure the required rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit. To consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

4.
To ensure that no registered public accounting firm will perform for the Company any audit service if the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Chief Legal Officer or any person serving in an equivalent position for the Company was employed by that registered independent public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

[2]
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Company by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Company’s independent accountants to the Company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

5.	To consider the effect on the Company of:
(a)	any changes in accounting principles or practices proposed by management or the independent accountants;
(b)	any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls; and
(c)	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.
6.	To review a presentation with respect to the Company’s qualification under Subchapter M of the Internal Revenue Code.
7.
To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

8.
To interact with the Company’s independent accountants, including reviewing and, where necessary, resolving disagreements that have arisen between management and the independent accountants regarding financial reporting.

Financial Statements and Disclosure Matters
1.
To review and discuss with management and the independent accountants the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

2.
To review and discuss with management and the independent accountants the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

3.	To meet with the Company’s independent accountants and review written materials prepared by the independent accountants, as appropriate, in order:
(a)	to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;
(b)
to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)
to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)	to review with the independent accountants their opinions as to the fairness of the financial statements;
(e)	to review and discuss quarterly reports from the independent accountants relating to:
(1)	all critical accounting policies and practices to be used;
(2)
all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)	other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.
(f)	to review the matter required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.
4.
To prepare the report required by SEC rules to be included in the Company’s annual proxy statement, if any, which shall include the statements required by applicable SEC rules, including Item 407(d)(3) of Regulation S-K.

Compliance Oversight
1.	To obtain from the independent accountants assurance that Section 10A(b) of the 1934 Act has not been implicated.
2.	To investigate, when the Committee deems it necessary, improprieties or suspected improprieties in Company operations.
3.	To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Committee shall consider appropriate:
(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
4.
To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.	To discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
6.	To review and approve all related party transactions.
Oversight of Company’s Internal Audit Function
1.	To recommend to the Board the appointment of the Company’s principal financial officer and principal accounting officer.
2.	To consider whether to grant any approvals or waivers sought under the Company’s Code of Business Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act.
3.	To review any alleged violations under the Company’s Code and to make any recommendations to the Board as it deems appropriate.
4.
To require the principal financial officer or other appropriate officers of the Company, internal accounting staff, and individuals with internal audit responsibilities, on such reasonable notice as the Committee may provide, to meet with the Committee for consultation on audit, accounting and related financial matters.

5.
To review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or persons performing similar functions) during their certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

6.
To discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Other
1.
To report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

2.	To conduct an internal evaluation of the performance of the Committee at least annually, either as part of the full Board or as a Committee.
3.	To review and reassess the adequacy of this Charter at least annually and recommend any changes that it deems appropriate to the full Board.
The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Committee Meetings
The Committee shall meet regularly, as frequently as circumstances dictate or require, but not less frequently than two times each year, and is empowered to hold special meetings as circumstances require. The Chair or any two members of the Committee may fix the time and place of the Committee’s meetings unless the Board shall otherwise provide. Committee members may participate in a meeting by videoconference, telephone conference or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a Committee meeting may also be taken without a meeting if all members of the Committee consent thereto in writing. The Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Committee may invite any Director who is not a member of the Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate.
No less than two members of the Committee shall be present at any Committee meeting to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee. In the absence or disqualification of any member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.
Limit on Committee Liability
The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.
Adopted: September 6, 2023

Appendix B

Nominating And Governance Committee Charter
Purpose
The purpose of the Nominating and Governance Committee (the “Committee”) is to (1) identify and select or recommend qualified nominees to be elected to the Board of Directors (the “Board”) of 26North BDC, Inc. (the “Company”) at any annual meeting of stockholders, (2) identify, select or recommend qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board of Directors), (3) develop and recommend to the Board a set of governance principles applicable to the Company and (4) oversee the evaluation of the Board and management.
Committee Membership and Function
The Committee shall at all times have at least two members and be composed solely of Independent Board Members. “Independent Board Members” are Directors (as defined below) who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. The Board shall designate the members of the Committee. The Board shall have the power at any time to change the membership of the Committee, to fill all vacancies except as may be permitted under the “Committee Meetings” section of this Charter, and to designate alternate members to replace any absent or disqualified members, so long as the Committee shall at all times have at least two members and be composed solely of Independent Board Members. The members of the Committee shall select its Chair.
Authority
In discharging its responsibilities, the Committee shall have authority to retain, at the Company’s expense, outside counsel or other consultants, including any search firm to be used to identify director candidates in the Committee’s sole discretion. The Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.
Duties and Responsibilities
The Committee shall have the following duties and responsibilities:
A.	Selecting, researching and nominating directors for election by the Company’s stockholders and selecting nominees to fill vacancies on the Board or a committee of the Board.
B.
Establishing the criteria for evaluating the qualifications of individuals being considered for election or appointment as members of the Board (or a committee thereof), which criteria shall include, at a minimum, the following:

1.	compliance with the independence and other applicable requirements of the federal securities laws and any other applicable laws, rules or regulations;
2.
the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties;

3.
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

4.
personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate.

B-1

In addition, the Committee may consider, with respect to an individual being considered for election or appointment a member of the Board, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Directors’ membership and collective attributes. Such considerations will vary based on the Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.
C.	Considering stockholder recommendations for possible nominees for election as members of the Board.
D.
Annually reevaluating, based on the criteria set forth in paragraph B above, the qualifications of current members of the Board (each, a “Director”) who are available for reelection at the end of staggered three-year terms and to recommend whether each Director should be re-nominated.

E.
Reviewing, as appropriate, the continued Board membership of a Director upon a significant change in the Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with such Director’s service on the Board.

F.	Reporting to the Board its conclusions with respect to the matters that the Committee has considered.
G.	Reviewing and reassessing the adequacy of this Charter from time to time, as the Committee considers appropriate, and submitting any proposed modifications to the Board.
H.
Conducting an annual evaluation of the Board to determine whether the Board and its committees are functioning effectively, and to submit a report of its findings to the full Board. The Committee will discuss the review with the full Board following the end of each fiscal year.

Committee Meetings
The Committee shall meet as often as it determines. The Chair or any two members of the Committee may fix the time and place of the Committee’s meetings unless the Board shall otherwise provide. Committee members may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a Committee meeting may also be taken without a meeting if all Committee members consent thereto in writing. The Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Committee may invite any Director who is not a member of the Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate.
No less than two members of the Committee shall be present at any Committee meeting to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee. In the absence or disqualification of any member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.
Adopted: September 6, 2023
B-2

26NORTH

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26NORTH BDC, INC.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V40953-P10926

26NORTH BDC, INC.
Annual Meeting of Stockholders
June 5, 2024 at 10:00 A.M. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of 26North BDC, Inc., hereby appoints Andrew Rabinowitz and Jonathan Landsberg, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2024 Annual Meeting of Stockholders of 26North BDC, Inc. to be held on June 5, 2024 at 10:00 A.M. Eastern Time, virtually at www.virtualshareholdermeeting.com/26NP2024, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Board of Directors of 26North BDC, Inc. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2024 Annual Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein.

If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side